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                                                                    EXHIBIT 99.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Jochen Witte, certify, pursuant to 18 U.S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Poet Holdings, Inc. (the "Company") on Form 10-Q for the quarterly period ended September 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934 and that information contained in such Report fairly presents in all material respects the financial condition and results of operations of the Company.



                                            Jochen Witte
                                            ------------------------------------
                                            President,
                                            Chief Executive Officer and Director
                                            November 14, 2002